February 24, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 24, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY FINANCIAL SERVICES TRUST
Dated September 30, 2005

The first and second paragraphs in the section of the Fund’s Statement of Additional Information titled ‘‘V.   Investment Advisory and Other Services — G.   Fund Management — Other Accounts Managed by the Portfolio Manager’’ are hereby replaced by the following:

As of January 31, 2006:

Alison Williams managed one mutual fund with a total of approximately $208  million in assets; no pooled investment vehicles other than mutual funds and no other accounts.

Mary Jayne Maly managed three mutual funds with a total of approximately $731.7  million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $93.1 million in assets; and one other account with a total of approximately $292.4 million in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The first paragraph in the section of the Fund’s Statement of Additional Information titled ‘‘V.   Investment Advisory and Other Services — G.   Fund Management — Securities Ownership of Portfolio Manager’’ is hereby replaced by the following:

As of January 31,  2006, Alison Williams and Mary Jayne Maly did not own any shares of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.